EXHIBIT 31.4

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Marcus Y. Smith, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of SonoSite, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ MARCUS Y. SMITH
Marcus Y. Smith
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

September 7, 2010